VELA FUNDS

(the “Trust”)

VELA Small Cap Fund

VELA Large Cap Plus Fund

VELA International Fund

VELA Income Opportunities Fund

VELA Short Duration Fund

(Each a “Fund” and together, the “Funds”)

(Each a series of VELA Funds)

Supplement dated April 28, 2025 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated January 30, 2025

Change in Service Provider

Effective May 1, 2025, U.S. Bank National Association will replace Fifth Third Bank, N.A. as the Funds’ custodian.

Accordingly, effective May 1, 2025:

1.	All references to Fifth Third Bank, N.A in the Funds’ Prospectus and SAI are deleted.

2.	The following is added to the back cover of the Prospectus:

Custodian

U.S. Bank National Association

800 Nicollet Mall

Minneapolis, Minnesota 55402

3.	The table in the section entitled “PORTFOLIO HOLDINGS DISCLOSURE” on page 18 of the SAI is deleted in its entirety and replaced with the following:

Recipient	Frequency of Disclosure	Information Lag	Date of Information	Date provided to Recipient
VELA Investment Management, LLC	Daily	None	Daily	Daily
Ultimus Fund Solutions, LLC	Daily	None	Daily	Daily
U.S. Bank National Association	Daily	None	Daily	Daily
Cohen & Company, Ltd.	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP	As needed	None	As needed	As needed

4.	The section entitled “CUSTODIAN” on page 42 of the SAI is deleted in its entirety and replaced with the following:

CUSTODIAN

U.S. Bank National Association, 800 Nicollet Mall, Minneapolis, Minnesota 55402 is the Custodian for each Fund’s investments. The Custodian acts as each Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund’s request and maintains records in connection with its duties.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated January 30, 2025.

Please retain this Supplement for future reference.